UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported):  AUGUST 19, 2004

                           SOUTHWALL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                    (State of incorporation or organization)

              0-15930                                     94-2551470
     (Commission File Number)                          (I.R.S. Employer
                                                      Identification No.)

              3975 EAST BAYSHORE ROAD, PALO ALTO, CALIFORNIA  94303
               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code:  (650) 962-9111


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ITEM 5.  OTHER EVENTS.

On August 19, 2004, Southwall Technologies Inc. issued a press release announcing the appointment of Maury Austin as permanent Senior Vice President and Chief Financial Officer, effective immediately. Mr. Austin has been performing the duties of interim Chief Financial Officer since February 2004.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release, dated August 19, 2004, issued by Southwall Technologies
         Inc.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SOUTHWALL TECHNOLOGIES INC.

Date: August 19, 2004                  By: /s/ Thomas G. Hood
                                           ----------------------------------
                                           Thomas G. Hood
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------

99.1         Press Release, dated August 19, 2004, issued by Southwall
             Technologies Inc.


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